MARKETABLE SECURITIES	12 Months Ended
Dec. 31, 2011
MARKETABLE SECURITIES [Abstract]
MARKETABLE SECURITIES
12.	MARKETABLE SECURITIES

Marketable securities held by the Company are equity securities considered to be available-for-sale securities.

(in thousands of $)	2011	2010
Cost	1,355	85,815
Accumulated other-than-temporary impairment	-	(34,560)
Accumulated net unrealized (loss) gain	(670)	226
Fair value	685	51,481

During 2011, the Company sold all of its securities held in Overseas Shipholding Group Inc. ("OSG") resulting in a loss of $3.4million.

In 2010, an other-than-temporary impairment was recorded against securities held in OSG and the shares were written down to fair value of $49.9 million as of December 31, 2010 resulting in an impairment loss of $9.4 million. This other-than-temporary impairment was recorded in "Impairment of securities". Losses of $2.6 million have been reclassified out of accumulated other comprehensive income into earnings in 2010 in relation to these securities.

Net unrealized (loss) gain on marketable securities included in comprehensive income is $(0.7) million (2010: $0.2 million).

(in thousands of $)	2011	2010	2009
Proceeds from sale of available-for-sale securities	46,547	-	-
Realized loss on sale of securities	3,355	-	-

The cost of sale of available-for-sale marketable securities is calculated on an average cost basis. Realized gains and losses are recorded as gain on sale of securities in the consolidated statement of operations.